UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Material
☐	Soliciting Material under Rule 14a-12

BOOKS-A-MILLION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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On November 17, 2015, Books-A-Million, Inc. issued the following press release:

News Release

402 Industrial Lane

Birmingham, AL 35211

205-942-3737

Contact:	R. Todd Noden Executive Vice President and Chief Financial Officer (205) 942-3737 ext. 4808

LEADING INDEPENDENT ADVISORY FIRM ISS RECOMMENDS STOCKHOLDERS OF

BOOKS-A-MILLION, INC. VOTE FOR THE PROPOSED TAKE-PRIVATE TRANSACTION

BIRMINGHAM, Ala. (November 17, 2015) – Books-A-Million, Inc. (NASDAQ: BAMM) (the “Company”) is pleased to announce that Institutional Shareholder Services (“ISS”), a leading independent proxy advisory firm that provides advice and voting recommendations to shareholders, has recommended that stockholders of BAMM approve the agreement and plan of merger (“Merger Agreement”) by and among the Company, Family Acquisition Holdings, Inc., a Delaware corporation (“Parent”), and Family Merger Sub, Inc., a Delaware corporation (“Sub”) pursuant to which Parent will acquire all of the outstanding shares of the Company [other than shares owned by Clyde B. Anderson, executive chairman of the Company, certain family members and related parties of Mr. Anderson (the “Anderson Family”), and senior management of the Company (collectively, the “Purchaser Group”)] for $3.25 per share and Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. The $3.25 per share price represents a 93% premium to the Company’s stock price before the public announcement of the Anderson Family’s initial offer on January 29, 2015, and is an 18% increase above the initial offer of $2.75 per share.

ISS recommended that stockholders vote “for” the proposed transaction, citing, among other factors, the evaluation of the proposed transaction by the BAMM Special Committee of independent directors, the premium to the unaffected trading price of BAMM’s stock and the fact that the Merger Agreement for the proposed transaction is contingent upon a “majority of the minority” vote requirement.

“The support of ISS by its recommendation that stockholders vote in favor of the $3.25 per share merger proposal is an important endorsement for the proposed transaction,” said Mr. Edward W. Wilhelm, chair of the BAMM Special Committee of independent directors.

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Leading Independent Advisory Firm ISS Recommends Stockholders of

Books-A-Million, Inc. Vote FOR the Proposed Take-Private Transaction

November 17, 2015

The board of directors of BAMM unanimously recommends (Clyde B. Anderson and Terrence C. Anderson being related parties, abstained from voting) that BAMM stockholders vote FOR the proposal to adopt the Merger Agreement and approve the Merger to be considered at the Special Meeting of BAMM stockholders.

BAMM stockholders are reminded to vote before the proxy cut-off time of 11:59 p.m. on December 7, 2015.

If you require assistance in completing your proxy, please contact our proxy solicitor, Okapi Partners, LLC, at (855) 305-0855.

About Books-A-Million, Inc.

Books-A-Million, Inc. is one of the nation’s leading book retailers and sells on the Internet at www.booksamillion.com. The Company presently operates 257 stores in 32 states. The Company operates large superstores under the names Books-A-Million (BAM!), Books & Co. and 2nd & Charles and traditional bookstores operating under the names Bookland and Books-A-Million. Also included in the Company’s retail operations is the operation of Yogurt Mountain Holding, LLC, a retailer and franchisor of self-serve frozen yogurt stores with 40 locations. The Company also develops and manages commercial real estate investments through its subsidiary, Preferred Growth Properties. The common stock of Books-A-Million, Inc. is traded on the NASDAQ Global Select Market under the symbol “BAMM.” For more information, visit the Company’s corporate website at www.booksamillioninc.com. Follow Books-A-Million on Twitter (http://twitter.com/booksamillion) and like us on Facebook (http://facebook.com/booksamillion).

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Specifically, forward-looking statements may include statements relating to the completion of the proposed transaction and other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target,” “may”, “will” or similar expressions (including the negative thereof). These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause our actual results, performance, or achievements to differ materially from any expected future results, performance, or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These risks and uncertainties include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that have been or may be instituted against the Company or others relating to the merger agreement; the inability to complete the merger because of the failure to obtain Company stockholder approval or majority of the minority approval for the merger, failure of the Company to draw funds from the Company’s existing credit facility required to fund the merger consideration or the failure to satisfy other conditions to consummation of the merger; the failure of the merger to close for any reason; the risk that the pendency of the merger disrupts current plans and operations and potential difficulties in employee retention as a result of the pendency of the merger; the effect of the announcement of the merger on the Company’s business relationships, operating results and business generally; and the

Leading Independent Advisory Firm ISS Recommends Stockholders of

Books-A-Million, Inc. Vote FOR the Proposed Take-Private Transaction

November 17, 2015

amount of the costs, fees, expenses and charges related to the merger. There is no assurance that our expectations will be realized. If one or more of these risks or uncertainties materialize, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected estimated, or projected. Such risks and uncertainties also include those set forth under “Risk Factors” in our annual report on Form 10-K for the year ended January 31, 2015, and our other filings. Our forward-looking statements speak only as of the time that they are made and do not necessarily reflect our outlook at any other point in time. Our forward-looking statements are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on these forward- looking statements that speak only as of the date hereof. Except to the extent otherwise required by federal securities law, we do not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or the receipt of new information. Readers are also urged to carefully review and consider the various disclosures in our SEC reports.

Additional Information and Where to Find It

The proposed transaction has been submitted to the Company’s stockholders for their consideration. In connection with the transaction, the Company has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement that was mailed to its stockholders. This press release is not a substitute for the proxy statement or any other document that the Company may file with the SEC in connection with the proposed transaction.

BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Stockholders can obtain free copies of the proxy statement and other documents filed with the SEC by the Company (when available) through the web site maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company are available free of charge on the Company’s internet website at www.booksamillioninc.com.

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about the Company’s executive officers and directors in the Company’s annual report on Form 10-K for the year ended January 31, 2015 and its definitive proxy statement filed with the SEC on May 1, 2015. Additional information regarding the interests of such potential participants are also included in the Company’s proxy statement filed with the SEC on October 23, 2015. You may obtain free copies of these documents using the sources indicated above.

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